Defiance Oil Enhanced Options Income ETF
Schedule of Investments
November 30, 2024 (Unaudited)

U.S. TREASURY SECURITIES - 63.5%	Par	Value
United States Treasury Note/Bond
2.63%, 04/15/2025 (a)	$4,040,000	$4,014,294
3.00%, 07/15/2025 (a)	3,691,000	3,660,836
3.88%, 01/15/2026 (a)	3,666,000	3,649,102
TOTAL U.S. TREASURY SECURITIES (Cost $11,301,970)		11,324,232

SHORT-TERM INVESTMENTS - 29.7%
Money Market Funds - 7.2%	Shares
First American Government Obligations Fund - Class X, 4.56% (b)	1,288,259	1,288,259

U.S. Treasury Bills - 22.5%	Par
4.39%, 01/16/2025 (a)(c)	$1,342,000	1,334,500
4.41%, 02/13/2025 (a)(c)	1,347,000	1,334,982
4.39%, 03/11/2025 (a)(c)	1,351,000	1,334,724
		4,004,206
TOTAL SHORT-TERM INVESTMENTS (Cost $5,292,467)		5,292,465

TOTAL INVESTMENTS - 93.2% (Cost $16,594,437)		16,616,697
Other Assets in Excess of Liabilities - 6.8%		1,207,591
TOTAL NET ASSETS - 100.0%		$17,824,288
two		–%
Percentages are stated as a percent of net assets.		–%

(a)
All or a portion of this security has been pledged as collateral in connection with written options. As of November 30, 2024, the total value of securities pledged as collateral is $10,909,964 or 61.2% of net assets.

(b)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.
(c)	The rate shown is the annualized effective yield as of November 30, 2024.

Defiance Oil Enhanced Options Income ETF
Schedule of Written Options
November 30, 2024 (Unaudited)

WRITTEN OPTIONS - (1.2)%	Notional Amount	Contracts	Value
Put Options - (1.2)%
United States Oil Fund LP, Expiration: 12/04/2024; Exercise Price: $72.00 (a)(b)	$(16,649,325)	(2,325)	$(209,250)
TOTAL WRITTEN OPTIONS (Premiums received $353,221)			$(209,250)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2024:

Defiance Oil Enhanced Options Income ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$11,324,232	$–	$11,324,232
Money Market Funds	1,288,259	–	–	1,288,259
U.S. Treasury Bills	–	4,004,206	–	4,004,206
Total Investments	$1,288,259	$15,328,438	$–	$16,616,697

Liabilities:
Investments:
Written Options	$–	$(209,250)	$–	$(209,250)
Total Investments	$–	$(209,250)	$–	$(209,250)

Refer to the Schedule of Investments for further disaggregation of investment categories.